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                                 EXHIBIT 23(a)

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Managed Care Solutions, Inc. (formerly named Medieus Systems Corporation) of our report dated March 4, 1996 appearing on page F-2 of the Company's Form 8-K dated March 1, 1996.



                                    PRICE WATERHOUSE LLP

                                    Chicago, Illinois
                                    May 30, 1996

                                      34